UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2014

HERITAGE FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34902 (Commission File Number)	38-3814230 (I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany, Georgia  31707

(Address of principal executive offices)

(229) 420-0000

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On August 29, 2014, Heritage Financial Group, Inc. (the "Company") announced that the Company has been informed by NASDAQ that its pending acquisition of Ocala-based Alarion Financial Services, Inc., the holding company for Alarion Bank, must be submitted for approval by the Company's stockholders.  The Company intends to proceed expeditiously to schedule a special meeting of its stockholders.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits.

99Press Release dated August 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: August 29, 2014	By: /s/T. Heath Fountain
T. Heath Fountain
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit

NumberDescription of Exhibit(s)

99Copy of press release issued by the Company on August 29, 2014.